NEWS RELEASE AbCellera Announces Resignation of Board Member 02/23/2024 VANCOUVER, British Columbia, February 23, 2024 – AbCellera (Nasdaq: ABCL) today announced that Peter Thiel has notified the Company of his intention to resign from the Company’s Board of Directors for personal reasons, effective March 7, 2024. “AbCellera continues to expand the frontier of biotech, a nefariously difficult and vital field,” said Peter Thiel. “I am proud to have helped them with their mission.” Mr. Thiel joined AbCellera’s Board of Directors in November 2020 and served as the Chairman of the Company’s Nominating and Corporate Governance Committee. Effective March 7, 2024, Dr. Andrew Lo, a member of the Company’s Board of Directors, will be appointed to the Nominating and Corporate Governance Committee of the Board of Directors. “On behalf of the members of our board and management, I express our deep appreciation for Peter’s contributions,” said Carl Hansen, Ph.D., founder and CEO of AbCellera. “I would also like to personally thank Peter for his mentorship over the past three years. It has been a great privilege to learn from him.” 1

Mr. Thiel did not advise the Company of any disagreement with the Company on any matter relating to its operations, policies or practices. Effective upon Mr. Thiel’s resignation as a director, the size of the Company’s Board of Directors will be reduced from six to five directors. About AbCellera Biologics Inc.  AbCellera is breaking the barriers of conventional antibody drug discovery to bring better medicines to patients, sooner. AbCellera’s engine integrates expert teams, technology, and facilities with the data science and automation needed to propel antibody-based medicines from target to clinic in nearly every therapeutic area with unprecedented precision and speed. AbCellera provides innovative biotechs and leading pharmaceutical companies with a competitive advantage that empowers them to move quickly, reduce cost, and tackle the toughest problems in drug development. For more information, please visit www.abcellera.com. AbCellera Forward-Looking Statements  This press release contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. All statements contained in this release other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations.  In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this press release represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law. 2

Inquiries: Media: Kathleen Reid; media@abcellera.com, +1(604)724-1242 Business Development: Murray McCutcheon, Ph.D.; bd@abcellera.com, +1(604)559-9005 Investor Relations: Melanie Solomon; ir@abcellera.com, +1(778)729-9116 Source: AbCellera Biologics Inc. 3